                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 29, 1995
                                                  ---------------------

                              CHIRON CORPORATION
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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             (Exact name of registrant as specified in its charter)


              0-12798                                     94-2754624
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       (Commission File Number)                (IRS Employer Identification No.)


4560 Horton Street, Emeryville, California                94608-2916
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 (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   (510) 655-8730
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                              Page 1 of 25 Pages
                        Exhibit Index Appears on Page 5

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

       (a) On September 29, 1995 (the "Closing Date"), Chiron Corporation ("Chiron") acquired Viagene, Inc., a Delaware corporation ("Viagene"), as a result of the merger of Viagene with and into Viagene Acquisition Corp., a wholly owned subsidiary of Chiron (the "Merger"), pursuant to the Agreement and Plan of Merger, dated as of April 23, 1995 (the "Merger Agreement"), between Chiron and Viagene.

       Pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.001 per share ("Viagene Common Stock"), of Viagene (except for shares held directly or indirectly by Chiron, Viagene Acquisition Corp. or any other direct or indirect subsidiary of Chiron and shares as to which appraisal rights have been perfected under the Delaware General Corporation Law), has been converted into the right to receive (i) $9.00 in cash (the "Cash Consideration") or (ii) 0.155 shares of the common stock, par value $0.01 per share ("Chiron Common Stock"), of Chiron, as adjusted pursuant to the adjustment and proration provisions of the Merger Agreement. Chiron estimates that consideration consisting of an aggregate of approximately $ 35.5 million in cash and 916,000 shares of Chiron Common Stock will be paid in connection with the Merger.

       The Cash Consideration was funded internally by Chiron.

     Reference is made to the information contained under the captions "Summary," "The Merger -- Background of and Reasons for the Merger" and "The Merger -- Interests of Certain Persons in the Merger" in the Proxy Statement-Prospectus dated August 18, 1995, included in the Registration Statement on Form S-4 (Registration No. 33-60503) of Chiron, which information is incorporated herein by reference and attached hereto as Exhibit 99.1.

       (b) Prior to the Merger, the assets of Viagene were employed in the discovery, development and commercialization of gene transfer drugs for the treatment of viral infections, cancers and other diseases. Following the Merger, Chiron intends to utilize these assets in a manner and for purposes consistent with their prior use.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.
         -----------------------------------------------------------------

       (a) Financial Statements of the Business Acquired.  It is impracticable
           ---------------------------------------------
for Chiron to provide the required financial statements for Viagene at this time. The required financial statements will be filed as soon as practicable but not later than December 13, 1995.

       (b) Pro Forma Financial Information.  It is impracticable for Chiron to
           -------------------------------
provide the required pro forma financial information at this time. The pro-forma

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financial statements will be filed as soon as practicable but not later than
December 13, 1995.

       (c)  Exhibits.
            --------

       2.1 Agreement and Plan of Merger, dated as of April 23, 1995, by and between Chiron Corporation and Viagene, Inc. (incorporated herein by reference to Exhibit 2.1 to Chiron's Registration Statement on Form S-4 (Registration No. 33-60503).

       99.1 The information contained under the captions "Summary," "The Merger -- Background of and Reasons for the Merger" and "The Merger -- Interests of Certain Persons in the Merger" in the Proxy Statement-Prospectus dated August 18, 1995 filed pursuant to Rule 424(b) (Registration No. 33-60503).

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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHIRON CORPORATION


Date: October 12, 1995                By /s/ William G. Green
                                        ---------------------------------------
                                         Name:   William G. Green
                                         Title:  Senior Vice President,
                                                 Secretary and General Counsel

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                                 EXHIBIT INDEX

                                                                Sequentially
                                                                  Numbered
                                                                    Page
                                                                -------------
2.1       Agreement and Plan of Merger, dated as of April
          23, 1995, by and between Chiron Corporation and
          Viagene, Inc. (incorporated herein by reference to
          Exhibit 2.1 to Chiron's Registration Statement on
          Form S-4 (Registration No. 33-60503).

99.1      The information contained under the captions                6
          "Summary," "The Merger --  Background of and
          Reasons for the Merger" and "The Merger --
          Interests of Certain Persons in the Merger" in the
          Proxy Statement-Prospectus dated August 18,
          1995 filed pursuant to Rule 424(b) (Registration
          No. 33-60503).

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